EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q of Ferrellgas Partners Finance Corp. for the period ended October 31, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ferrellgas Partners Finance Corp. at the dates and for the periods indicated within the Report.
The foregoing certification is made solely for purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the “knowledge” and “willfulness” qualifications contained in 18 U.S.C. 1350(c).
This certification is being furnished to the SEC and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of Ferrellgas Partners Finance Corp. or other filing of Ferrellgas Partners Finance Corp. made pursuant to the Exchange Act or Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Dated:  December 7, 2017                        /s/ James E. Ferrell
James E. Ferrell
Interim Chief Executive Officer and President

/s/ Doran N. Schwartz
Doran N. Schwartz
Chief Financial Officer and Sole Director

*As required by 18 U.S.C. 1350, a signed original of this written statement has been provided to Ferrellgas Partners Finance Corp.